Frontier Communications
                                                          3 High Ridge Park
                                                         Stamford, CT 06905
                                                               203.614.5600
                                                           www.frontier.com
                                                           ----------------
Contact:
Steve Crosby
916-686-3333
Steven.Crosby@frontiercorp.com
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      Frontier Communications Appoints Ken Arndt Senior Vice President and
                      General Manager of Southeast Region

              Regional headquarters to be located in West Virginia

STAMFORD,  Conn., July 16 , 2009 - Frontier  Communications  Corporation  (NYSE:
FTR) announced today that Ken Arndt will become Senior Vice President and General Manager of its Southeast Region, responsible for operations in Alabama, Florida, Georgia, Mississippi, Tennessee and West Virginia. The headquarters for the Southeast Region will be located in Charleston, West Virginia. The appointment is effective January 2010.

"Ken has demonstrated outstanding leadership during his tenure at Frontier," said Maggie Wilderotter, Chairman and CEO. "He is a strong advocate for customers, especially in rural areas, and understands our products and services and how they can make life better for those we serve. He knows the value of a local presence, strong relationships and a commitment to the community." Ms. Wilderotter added, "I am delighted that our Southeast Region will be in such capable hands and that Ken will lend his expertise to West Virginia as Frontier and Verizon work towards a smooth transition of responsibilities."

That transition will come upon completion of Frontier's acquisition of assets from Verizon Communications. On May 13, 2009, Frontier announced an agreement to acquire assets in 14 states from Verizon. The transaction is subject to approval by Frontier shareholders and the satisfaction of customary closing conditions and regulatory approvals. Upon closing, Arndt will also be responsible for the company's new operations in North Carolina and South Carolina. The transaction will significantly increase Frontier's presence in West Virginia, making it the incumbent local exchange carrier (ILEC) in the state. Arndt will be actively involved in the West Virginia integration planning for the balance of 2009 before assuming his new position in 2010.

Arndt joined Frontier in October 2003 as State Vice President and General Manager for the Southeast Territory. In January 2005 he became State Vice President and General Manager of Frontier's New York Region. In June 2005, he became Vice President, Sales and Marketing for the East Region and then Vice President and General Manager of its Pennsylvania operations, a position he held until March 2008 when he was promoted to Senior Vice President/General Manager, Call Center Sales & Service. Arndt is responsible for all call center operations for the company, including sales and service to residential and business customers, Internet customer support, and employee training and management of Frontier's virtual Work-At-Home center; call centers in DeLand, Florida, Burnsville, Minnesota, and Wilkes-Barre, Pennsylvania and an Operator Services center in Rochester, New York.

Before joining Frontier, Arndt was Vice President of Marketing for Lucent Technologies and before that, Vice President of Sales and Marketing for Commonwealth Telephone Company in Pennsylvania. He earned a B.S. in Marketing from Trinity University in San Antonio, Texas and an M.B.A. in Marketing from St. John College, Middlesex School of Business, in London.

More information about Frontier Communications is available at www.frontier.com
                                                               ----------------


Forward-Looking Language

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements speak only as of the date of this communication and are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: our ability to complete the acquisition of access lines from Verizon; our ability to successfully integrate the Verizon operations and to realize the synergies from the acquisition; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the merger; the failure to obtain our stockholders' approval; the receipt of an IRS ruing approving the tax-free status of the transaction; reductions in the number of our access lines and high-speed internet subscribers; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); reductions in switched access revenues as a result of regulation, competition and/or technology substitutions; the

                                     -More-
effects of greater than anticipated competition requiring new pricing, marketing strategies or new product offerings and the risk that we will not respond on a timely or profitable basis; the effects of changes in both general and local economic conditions on the markets we serve, which can impact demand for our products and services, customer purchasing decisions, collectability of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, including potential changes in state rate of return limitations on our earnings, access charges and subsidy payments, and regulatory network upgrade and reliability requirements; our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to reduce or refinance our debt; adverse changes in the credit markets and/or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, and/or increase the cost, of financing; the effects of bankruptcies and home foreclosures, which could result in increased bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; further declines in the value of our pension plan assets, which could require us to make contributions to the pension plan beginning in 2010, at the earliest; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2009 and thereafter; our ability to pay dividends in respect of our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes (which will increase in 2009) and our liquidity; the effects of increased cash taxes in 2009 and thereafter; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental, or regulatory proceedings, audits or disputes; the possible impact of adverse changes in political or other external factors over which we have no control; and the effects of hurricanes, ice storms or other severe weather. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K and 10-Q. There also can be no assurance that the proposed transaction will in fact be consummated. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Additional Information and Where to Find it

This press release is not a substitute for the prospectus/proxy statement Frontier will file with the SEC. We urge investors to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Frontier with the SEC will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Frontier, 3 High Ridge Park, Stamford, CT 06905-1390,
Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Frontier and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Frontier is set forth in the proxy statement for Frontier's 2009 annual meeting of stockholders filed with the SEC on April 6, 2009.

                                      ###